0 4 . 2 3 . 2 6 Earnings Release Supplemental Information 1st Quarter 2026

2 Safe Harbor Forward Looking Statements A number of statements in our presentations, the accompanying slides, and the responses to questions on our conference call discussing our quarterly results may constitute forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements about our future plans, objectives, expectations, financial performance, and continued business operations. The words "believe," "expect," "anticipate," "project," "estimate," "budget," "continue," "could," "intend," "may," "plan," "potential," "predict," "seek," "should," "will," "would," "objective," "forecast," "goal," "guidance," "outlook," "effort," "target," and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. These statements are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements. Other risks and uncertainties include, but are not limited to: fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; risks associated with increasing our inventories in advance of anticipated orders by customers; escalating international trade tensions, new or increased tariffs and trade wars among countries; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; our ability to achieve reductions in our operating expenses; the ability to qualify our products and facilities with customers; our ability to obtain, enforce, defend or monetize our intellectual property rights; disruption caused by a cybersecurity incident, including a cyber-attack, cyber breach, theft, or other unauthorized access (the risk of which could be exacerbated by geopolitical tensions, including the conflict with Iran); increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; global economic instability, including due to inflation, rising interest rates, or the impacts of geopolitical uncertainties (including the impact of the conflict with Iran, which has disrupted maritime traffic through the Strait of Hormuz, contributing to sharp increases in energy prices); financial risks, including risks relating to currency fluctuations, credit risks, and fluctuations in the market value of the Company; a sustained decline in our stock price and market capitalization may result in the impairment of certain intangible or long-lived assets; market risk associated with fluctuations in commodity prices, particularly for various precious metals used in our manufacturing operation; changes in tax laws, changes in tax rates, and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. Knowles disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Disclaimer In addition to the GAAP results included in our presentations, the accompanying slides, and our responses to questions, Knowles has presented supplemental, non-GAAP gross profit, adjusted earnings before interest and income taxes, adjusted earnings before interest and income taxes margin, adjusted earnings before interest, taxes, depreciation, and amortization; adjusted earnings before interest, taxes, depreciation, and amortization margin; non-GAAP gross profit margin, non-GAAP diluted earnings per share, non-GAAP operating expense; free cash flow; and free cash flow margin to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its executive management team focuses on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables in the Appendix. In addition to the foregoing non-GAAP measures, Knowles uses the operational measure book-to-bill ratio to monitor the performance of the business. Book-to-bill represents the ratio of total bookings in a period to total revenue recognized in that same period. Although the book-to-bill ratio reflects received purchase orders, changes such as cancellations, extensions, or amendments may occur which could result in a reduction in orders.

3* For this non-GAAP financial measure, see the Appendix for GAAP to non-GAAP reconciliation Revenue ($M) Revenues grew 15.8% driven by increased demand for our products and new design win strength in both the Precision Devices and MedTech and Specialty Audio segments. Non-GAAP Diluted EPS grew 50% driven by higher volume, margin expansion and lower interest expense. Cash generated by operating activities is seasonally low in the first quarter and is expected to be within the range of 16-20% of revenues for the full year as discussed at the investor day in May 2025. +15.8% First Quarter Results Non-GAAP Diluted EPS* ($) +50.0% Net Cash (Used in) Provided by Operating Activities ($M) 1.3 -0.7 1Q 2025 1Q 2026

4* For this non-GAAP financial measure, see the Appendix for GAAP to non-GAAP reconciliation First quarter revenue growth was driven by increased hearing health shipments associated with our customers' successful new product introductions coupled with our position on these platforms. Adjusted EBITDA margin growth was driven by increased factory capacity utilization and favorable mix. +13.9% MedTech & Specialty Audio SEGMENT PERFORMANCE Adjusted EBITDA Margin* (%) +480 bps Revenue ($)

5* For this non-GAAP financial measure, see the Appendix for GAAP to non-GAAP reconciliation Revenue ($) +17.4% Precision Devices SEGMENT PERFORMANCE Adjusted EBITDA Margin* (%) +260 bps Revenue grew 17.4% in the first quarter driven by broad based strength across all of our end markets. Adjusted EBITDA margins increased, driven by pricing and higher end market demand increasing factory capacity utilization.

6 Second Quarter 2026 Outlook Q2 2026 GAAP results from continuing operations are expected to include approximately $0.06 per share in stock-based compensation expense and $0.04 per share in intangibles amortization expense. These items are excluded from non-GAAP results. GAAP Adjustments Non-GAAP Revenues from continuing operations $152 to $162 million $— $152 to $162 million Diluted earnings per share from continuing operations $0.18 to $0.22 $0.10 $0.28 to $0.32 Net cash provided by operating activities $20 to $30 million $— $20 to $30 million

7 Appendix

knowles

(continuing operations, in millions, except per share amounts)	Quarter Ended March 31, 2026	2025
Revenues	**$ 153.1**	**$ 132.2**
Gross profit	**$ 67.1**	**$ 53.3**
Gross profit margin	*43.8 %*	*40.3 %*
Stock-based compensation expense	0.5	0.5
Restructuring charges	0.1	0.5
Production transfer costs (1)	0.9	0.1
Transition services credit (2)	(0.3)	(0.2)
Other (3)	1.4	0.8
Non-GAAP gross profit	**$ 69.7**	**$ 55.0**
Non-GAAP gross profit margin	*45.5 %*	*41.6 %*
Operating expenses	**$ 51.2**	**$ 49.3**
Stock-based compensation expense	(9.9)	(9.7)
Intangibles amortization expense	(4.0)	(4.0)
Restructuring charges	(0.1)	(2.4)
Production transfer costs (1)	—	(0.1)
Acquisition-related costs (4)	—	(0.5)
Transition services credit (2)	0.2	0.5
Non-GAAP operating expenses	**$ 37.4**	**$ 33.1**
Non-GAAP operating expenses margin	*24.4 %*	*25.0 %*
Net earnings (loss)	**$ 11.3**	**$ (0.4)**
Interest expense, net	**1.5**	**2.7**
(Benefit from) provision for income taxes	**(0.3)**	**1.2**
Earnings before interest and income taxes	**12.5**	**3.5**
Earnings before interest and income taxes margin	*8.2 %*	*2.6 %*
Stock-based compensation expense	10.4	10.2
Intangibles amortization expense	4.0	4.0
Restructuring charges	0.2	2.9
Production transfer costs (1)	0.9	0.2
Acquisition-related costs (4)	—	0.5
Transition services credit (2)	(0.5)	(0.7)
Other (3)	2.6	1.1
Adjusted earnings before interest and income taxes	**$ 30.1**	**$ 21.7**
Adjusted earnings before interest and income taxes margin	*19.7 %*	*16.4 %*

Notes

1. Production transfer costs represent duplicate costs incurred to migrate manufacturing to existing facilities.
2. Transition services represent amounts charged to Syntiant in connection with post-closing transition and separation costs.
3. Other expenses include certain foreign currency exchange rate adjustments and non-recurring professional service fees related to the execution of various reorganization projects.
4. These expenses include ongoing costs to facilitate integration of the Cornell Dubilier acquisition by the Precision Devices segment.

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

8

knowles

(continuing operations, in millions, except per share amounts)	Quarter Ended March 31, 2026		Quarter Ended March 31, 2025	
Net earnings (loss)	$	**11.3**	$	**(0.4)**
Interest expense, net		**1.5**		**2.7**
(Benefit from) provision for income taxes		**(0.3)**		**1.2**
Earnings before interest and income taxes	$	**12.5**	$	**3.5**
Non-GAAP reconciling adjustments (5)		17.6		18.2
Depreciation expense		5.2		5.0
Adjusted earnings before interest, income taxes, depreciation, and amortization ("Adjusted EBITDA")	$	**35.3**	$	**26.7**
Adjusted EBITDA margin		*23.1 %*		*20.2 %*
Net earnings (loss)	$	**11.3**	$	**(0.4)**
Non-GAAP reconciling adjustments (5)		17.6		18.2
Income tax effects of non-GAAP reconciling adjustments (6)		5.1		1.6
Non-GAAP net earnings	$	**23.8**	$	**16.2**
Diluted earnings per share	$	**0.13**	$	**—**
Earnings per share non-GAAP reconciling adjustment (5) (6) (7)		0.14		0.18
Non-GAAP diluted earnings per share (7)	$	**0.27**	$	**0.18**
Diluted average shares outstanding		**87.7**		**87.8**
Non-GAAP adjustment (7) (8)		(0.4)		1.8
Non-GAAP diluted average shares outstanding (7) (8)		**87.3**		**89.6**

Notes

5. The non-GAAP reconciling adjustments include stock-based compensation expense, intangibles amortization expense, restructuring charges, production transfer costs, acquisition-related costs, and other expenses, partially offset by a credit to transition services.

6. Income tax effects of non-GAAP reconciling adjustments are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments.

7. In the third quarter of 2025, the Company modified its calculation method of non-GAAP diluted average shares outstanding to exclude the potential dilution impact from performance share units ("PSUs") as these equity awards have not yet been earned. Our PSUs are market-based awards and have fluctuated based on the Company's total shareholder return performance relative to the Russell 2000 during the measurement period. The calculation methodology change in non-GAAP diluted average shares outstanding had no impact on non-GAAP diluted earnings per share for the historical periods presented.

8. The number of shares used in the diluted average shares outstanding calculations on a non-GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method. Non-GAAP diluted average shares outstanding also excludes the impact of certain equity awards that are not yet earned.

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

9

knowles

HISTORICAL SEGMENT DATA

(continuing operations, in millions)	PRECISION DEVICES Quarter Ended March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	MEDTECH & SPECIALTY AUDIO Quarter Ended March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Revenues	$ 85.1	$ 89.7	$ 88.2	$ 78.5	$ 72.5	$ 68.0	$ 72.5	$ 64.7	$ 67.4	$ 59.7
Gross profit	$ 31.9	$ 35.0	$ 35.7	$ 30.0	$ 25.3	$ 36.2	$ 37.4	$ 34.1	$ 30.4	$ 28.7
Gross profit margin	37.5%	39.0%	40.5%	38.2%	34.9%	53.2 %	51.6 %	52.7%	45.1%	48.1%
Stock-based compensation expense	0.3	0.2	0.1	0.2	0.2	0.2	0.2	0.2	0.1	0.3
Impairment charges	—	—	—	—	—	—	—	—	3.6	—
Restructuring charges	0.3	0.1	0.2	—	0.3	—	—	—	—	0.1
Production transfer costs	0.9	0.7	0.6	0.2	0.1	—	—	—	—	—
Non-GAAP gross profit	$ 33.4	$ 36.0	$ 36.6	$ 30.4	$ 25.9	$ 36.4	$ 37.6	$ 34.3	$ 34.1	$ 29.1
Non-GAAP gross profit margin	39.2%	40.1%	41.5%	38.7%	35.7%	53.5 %	51.9 %	53.0%	50.6%	48.7%
Research and development expenses	$ 6.1	$ 5.1	$ 5.1	$ 5.0	$ 4.9	$ 5.6	$ 5.4	$ 5.0	$ 5.1	$ 5.1
Research and development expenses margin	7.2%	5.7%	5.8%	6.4%	6.8%	8.2 %	7.4 %	7.7%	7.6%	8.5%
Stock-based compensation expense	(0.9)	(0.2)	(0.3)	(0.3)	(0.5)	(0.6)	(0.5)	(0.4)	(0.5)	(0.6)
Intangibles amortization expense	(0.6)	(0.7)	(0.6)	(0.7)	(0.5)	—	—	—	—	—
Non-GAAP research and development expenses	$ 4.6	$ 4.2	$ 4.2	$ 4.0	$ 3.9	$ 5.0	$ 4.9	$ 4.6	$ 4.6	$ 4.5
Non-GAAP research and development expenses margin	5.4%	4.7%	4.8%	5.1%	5.4%	7.4 %	6.8 %	7.1%	6.8%	7.5%
Selling and administrative expenses	$ 18.1	$ 17.6	$ 16.0	$ 16.6	$ 16.1	$ 4.6	$ 4.5	$ 4.1	$ 4.4	$ 4.2
Selling and administrative expenses margin	21.3%	19.6%	18.1%	21.1%	22.2%	6.8 %	6.2 %	6.3%	6.5%	7.0%
Stock-based compensation expense	(1.0)	(0.7)	(0.7)	(0.7)	(0.7)	(0.9)	(0.6)	(0.6)	(0.9)	(0.8)
Intangibles amortization expense	(3.4)	(3.4)	(3.4)	(3.4)	(3.5)	—	—	—	—	—
Production transfer costs	—	—	—	—	(0.1)	—	—	—	—	—
Acquisition-related costs	—	(0.2)	0.1	(0.2)	(0.5)	—	—	—	—	—
Non-GAAP selling and administrative expenses	$ 13.7	$ 13.3	$ 12.0	$ 12.3	$ 11.3	$ 3.7	$ 3.9	$ 3.5	$ 3.5	$ 3.4
Non-GAAP selling and administrative expenses margin	16.1%	14.8%	13.6%	15.7%	15.6%	5.4 %	5.4 %	5.4%	5.2%	5.7%
Operating expenses	$ 24.3	$ 23.1	$ 21.2	$ 21.6	$ 22.1	$ 10.2	$ 10.0	$ 9.1	$ 9.5	$ 9.5
Operating expenses margin	28.6%	25.8%	24.0%	27.5%	30.5%	15.0 %	13.8 %	14.1%	14.1%	15.9%
Stock-based compensation expense	(1.9)	(0.9)	(1.0)	(1.0)	(1.2)	(1.5)	(1.1)	(1.0)	(1.4)	(1.4)
Intangibles amortization expense	(4.0)	(4.1)	(4.0)	(4.1)	(4.0)	—	—	—	—	—
Restructuring charges	(0.1)	(0.4)	(0.1)	—	(1.1)	—	(0.1)	—	—	(0.2)
Production transfer costs	—	—	—	—	(0.1)	—	—	—	—	—
Acquisition-related costs	—	(0.2)	0.1	(0.2)	(0.5)	—	—	—	—	—
Non-GAAP operating expenses	$ 18.3	$ 17.5	$ 16.2	$ 16.3	$ 15.2	$ 8.7	$ 8.8	$ 8.1	$ 8.1	$ 7.9
Non-GAAP operating expenses margin	21.5%	19.5%	18.4%	20.8%	21.0%	12.8 %	12.1 %	12.5%	12.0%	13.2%

10

HISTORICAL SEGMENT DATA

(continuing operations, in millions)	PRECISION DEVICES Quarter Ended					MEDTECH & SPECIALTY AUDIO Quarter Ended				
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Revenues	$ 85.1	$ 89.7	$ 88.2	$ 78.5	$ 72.5	$ 68.0	$ 72.5	$ 64.7	$ 67.4	$ 59.7
Operating earnings	$ 7.6	$ 11.9	$ 14.5	$ 8.4	$ 3.2	$ 26.0	$ 27.4	$ 25.0	$ 20.9	$ 19.2
Other expense (income), net	—	—	0.2	0.2	—	—	—	—	(0.1)	(0.1)
Earnings before interest and income taxes	$ 7.6	$ 11.9	$ 14.3	$ 8.2	$ 3.2	$ 26.0	$ 27.4	$ 25.0	$ 21.0	$ 19.3
Earnings before interest and income taxes margin	*8.9%*	*13.3%*	*16.2%*	*10.4%*	*4.4%*	*38.2 %*	*37.8 %*	*38.6%*	*31.2%*	*32.3%*
Stock-based compensation expense	2.2	1.1	1.1	1.2	1.4	1.7	1.3	1.2	1.5	1.7
Intangibles amortization expense	4.0	4.1	4.0	4.1	4.0	—	—	—	—	—
Impairment charges	—	—	—	—	—	—	—	—	3.6	—
Restructuring charges	0.4	0.5	0.3	—	1.4	—	0.1	—	—	0.3
Production transfer costs	0.9	0.7	0.6	0.2	0.2	—	—	—	—	—
Acquisition-related costs	—	0.2	(0.1)	0.2	0.5	—	—	—	—	—
Adjusted earnings before interest and income taxes	$ 15.1	$ 18.5	$ 20.2	$ 13.9	$ 10.7	$ 27.7	$ 28.8	$ 26.2	$ 26.1	$ 21.3
Adjusted earnings before interest and income taxes margin	*17.7%*	*20.6%*	*22.9%*	*17.7%*	*14.8%*	*40.7 %*	*39.7 %*	*40.5%*	*38.7%*	*35.7%*
Operating earnings	$ 7.6	$ 11.9	$ 14.5	$ 8.4	$ 3.2	$ 26.0	$ 27.4	$ 25.0	$ 20.9	$ 19.2
Other expense (income), net	—	—	0.2	0.2	—	—	—	—	(0.1)	(0.1)
Earnings before interest and income taxes	$ 7.6	$ 11.9	$ 14.3	$ 8.2	$ 3.2	$ 26.0	$ 27.4	$ 25.0	$ 21.0	$ 19.3
Non-GAAP reconciling adjustments	7.5	6.6	5.9	5.7	7.5	1.7	1.4	1.2	5.1	2.0
Depreciation expense	2.6	2.5	2.5	2.4	2.5	2.2	2.1	2.1	2.2	2.1
Adjusted earnings before interest, income taxes, depreciation, and amortization ("Adjusted EBITDA")	$ 17.7	$ 21.0	$ 22.7	$ 16.3	$ 13.2	$ 29.9	$ 30.9	$ 28.3	$ 28.3	$ 23.4
Adjusted EBITDA margin	*20.8%*	*23.4%*	*25.7%*	*20.8%*	*18.2%*	*44.0 %*	*42.6 %*	*43.7%*	*42.0%*	*39.2%*

11

12 Quarter Ended March 31, December 31, September 30, June 30, Trailing 12-months(continuing operations, in millions) 2026 2025 2025 2025 Net earnings $ 11.3 $ 25.5 $ 18.0 $ 7.8 $ 62.6 Interest expense, net 1.5 1.8 2.3 2.5 8.1 (Benefit from) provision for income taxes (0.3) 4.1 4.3 3.5 11.6 Earnings before interest and income taxes 12.5 31.4 24.6 13.8 82.3 Stock-based compensation expense 10.4 6.0 5.9 6.3 28.6 Intangibles amortization expense 4.0 4.1 4.0 4.1 16.2 Impairment charges — — — 3.6 3.6 Restructuring charges 0.2 0.6 0.3 — 1.1 Production transfer costs 0.9 0.7 0.6 0.2 2.4 Acquisition-related costs — 0.2 (0.1) 0.2 0.3 Transition services credit (0.5) (0.3) (0.5) (0.5) (1.8) Dividend income — (6.2) — — (6.2) Other 2.6 (0.3) (0.3) — 2.0 Non-GAAP reconciling adjustments 17.6 4.8 9.9 13.9 46.2 Depreciation expense 5.2 5.1 5.0 5.0 20.3 Adjusted earnings before interest, income taxes, depreciation, and amortization ("Adjusted EBITDA") $ 35.3 $ 41.3 $ 39.5 $ 32.7 $ 148.8 R E C O N C IL IA T IO N O F N E T E A R N IN G S T O A D JU S T E D E B IT D A

13 R E C O N C IL IA T IO N O F N E T D E B T (in millions) March 31, 2026 Current maturities of long-term debt $ — Long-term debt 131.0 Total debt 131.0 Less: Cash and cash equivalents (41.0) Net debt $ 90.0 Net debt $ 90.0 Trailing 12 Month Adjusted EBITDA $ 148.8 Net debt leverage ratio 0.6 x

14 Quarter Ended March 31, December 31, March 31, 2026 2025 2025 Revenues $ 153.1 $ 162.2 $ 132.2 Net cash (used in) provided by operating activities (0.7) 47.2 1.3 Amounts utilized by discontinued operations 8.4 1.3 21.0 Non-GAAP net cash attributable to continuing operations 7.7 48.5 22.3 Non-GAAP net cash attributable to continuing operations as a percentage of revenues 5.0% 29.9% 16.9 % C A S H G E N E R A T E D B Y O P E R A T IN G A C T IV IT IE S O F C O N T IN U IN G O P E R A T IO N S

Thank you.